UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2017

SIGNAL BAY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-12350	47-1890509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 26, 2017, Signal Bay, Inc. (the “Company”) entered into a Membership Interest Transfer Agreement (the “Transfer Agreement”) with Palliatech, Inc., a Delaware corporation (“Parent”); Viridis Analytics Inc., a Delaware corporation (“Seller”, together with Parent, the “Seller Parties”); and Viridis Analytics MA, LLC, a Delaware limited liability company (the “Viridis”) for the acquisition of the sole issued and outstanding membership interest (the “Membership Interest”) of Viridis (the “Acquisition”). The Acquisition was closed on August 1, 2017, for total consideration of $1,000,000. Upon consummation of the Acquisition, the Company became the sole member of Viridis.

The Company financed the Acquisition pursuant to the finance arrangements described in Item 2.03 below.

The foregoing is a summary of the Transfer Agreement qualified in its entirety by reference to the Transfer Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

The information provided in response to Item 2.03 of this Current Report with respect to the Note, the Security Agreement and the Pledge Agreement (each as defined below), is incorporated by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 1, 2017, the Company completed the Acquisition pursuant to the Transfer Agreement. The consideration to be paid for the Membership Interest included an aggregate of (A) $500,000 in cash; and (B) a Secured Promissory Note in an aggregate principal amount of $500,000 (the “Note”). The information disclosed in Item 1.01 of this Current Report is incorporated herein by reference.

Other than in respect of the transaction contemplated by the Transfer Agreement, there is no material relationship between the Seller Parties and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On August 1, 2017, the Company issued the Note to Parent. The Note accrues interest at a rate of 8% annually, with all principal and any accrued and unpaid interest due and payable in full on the first anniversary of the Note. The repayment of all principal and accrued and unpaid interest is secured by a first priority interest in Viridis’ assets as set forth in the Security Agreement and further secured by a pledge of the Membership Interest as set forth in the Pledge Agreement. An Event of Default will occur under the Note if (i) the Company fails to pay any amounts due under the Note within 15 business days from when it is due; (ii) the Company defaults in the performance of any term, covenant, agreement, condition, undertaking or provision of the Transfer Agreement; or (iii) the Company is involved in a bankruptcy action, is generally not paying, shall be unable to pay, or shall admit in writing its inability to pay its debts as they become due, or make a general assignment for the benefit of its creditors. In the event of such a default Parent may declare all amounts under the Note immediately due and payable in cash and will be entitled to reimbursement of its reasonable costs and expenses related to collection of all amounts owing in connection thereof, assuming the Company fails to cure a default within a period of 15 business days.

The foregoing is a summary of the Note, the Security Agreement and the Pledge Agreement qualified in its entirety by the full text of such agreements, each of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated by reference herein.

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 31, 2017, stockholders holding 62.54% (the “Approving Stockholders”) of the then outstanding shares of our Series D Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock “) voted at a special meeting of holders of Series D Preferred Stock held on July 31, 2017 (the “Series D Special Meeting’) to approve an amendment to the Certificate of Designation, Preferences and Rights of Series D Preferred Stock (the “Series D Certificate of Designation”) in order to correct an error and require a proportionate adjustment to the voting ratio of the Series D Preferred Stock in the event of a reverse split of the Company’s capital stock (the “Series D Amendment”). The amendment was filed with the Secretary of State of the State of Colorado on August 1, 2017.

The above description of the change to the Series D Certificate of Designation, as amended does not purport to be complete and is qualified in its entirety by reference to the full text to the Series D Certificate of Designation, as amended, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 31, 2017, the Approving Stockholders voted at the Special Meeting to approve the Series D Amendment, the only matter brought bnefore the holders of Series D Preferred Stock at the Special Meeting. The description of the Special Meeting and the Series D Amendment in response to Item 5.03 of this Current Report is incorporated by reference into this Item 5.07. A total of 832,500 shares of Series D Preferred Stock were issued and outstanding as of July 19, 2017, the record date for the Special Meeting (the “Record Date”). The Approving Stockholders held a total of 520,680 of the total issued and outstanding Series D Preferred Stock as of the Record Date. No shares of Series D Preferred Stock voted against or abstained from voting for the Series D Amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired

To the extent required, the Company will file by amendment to this Current Report on Form 8-K the historical financial information provided by this Item 9.01(a) within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

To the extent required, the Company will file by amendment to this Current Report on Form 8-K the pro forma financial information provided by this Item 9.01(b) within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1*

Membership Interest Transfer Agreement by and among Palliatech, Inc., Viridis Analytics Inc., Viridis Analytics MA, LLC, and the Company, dated July 26, 2017. The exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the registrant undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the Commission.

3.1*	Certificate of Designation, Preferences and Rights of Series D Preferred Stock, as amended, dated as of July 31, 2017.

10.1*	Security Agreement, dated as of August 1, 2017, by and among the Company, Viridis Analytics MA, LLC, and Viridis Analytics, Inc.

10.2*	Secured Promissory Note, dated as of August 1, 2017.

10.3*	Pledge Agreement, dated as of August 1, 2017, by and between Viridis Analytics MA, LLC and Palliatech, Inc.

_____________

*	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNAL BAY, INC.

Date: August 1, 2017	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

2.1*

Membership Interest Transfer Agreement by and among Palliatech, Inc., Viridis Analytics Inc., Viridis Analytics MA, LLC, and the Company, dated July 26, 2017. The exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the registrant undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the Commission.

3.1*	Certificate of Designation, Preferences and Rights of Series D Preferred Stock, as amended, dated as of July 31, 2017.

10.1*	Security Agreement, dated as of August 1, 2017, by and among the Company, Viridis Analytics MA, LLC, and Viridis Analytics, Inc.

10.2*	Secured Promissory Note, dated as of August 1, 2017.

10.3*	Pledge Agreement, dated as of August 1, 2017, by and between Viridis Analytics MA, LLC and Palliatech, Inc.

_____________

*	Filed herewith.

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